UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT

(DATE OF EARLIEST EVENT REPORTED)

April 8, 2019

Fox Corporation

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	001-38776	83-1825597
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NO.)	(IRS EMPLOYER IDENTIFICATION NO.)

1211 Avenue of the Americas, New York, New York 10036

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(212) 852-7000

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition

Fox Corporation (the “Company”) is providing in this Current Report on Form 8-K certain supplemental (i) interim unaudited combined historical financial information regarding the Company’s financial results for the three months ended September 30, 2018 and December 31, 2018 and for the six months ended December 31, 2018, (ii) interim unaudited combined historical financial information regarding the Company’s financial results for the three months ended September 30, 2017, December 31, 2017, March 31, 2018 and June 30, 2018 and (iii) audited combined historical financial information regarding the Company’s financial results for the fiscal year ended June 30, 2018 in Exhibit 99.1 hereto (collectively, the “Supplemental Financial Data”), which is incorporated herein by reference. The Supplemental Financial Data has been prepared for illustrative purposes only and is not necessarily indicative of the operating results or financial position that may be expected for any future period or date. The Supplemental Financial Data should not be considered in isolation, or viewed as a replacement of, or superior to, results prepared by the Company previously or subsequently. The Supplemental Financial Data should be read in conjunction with the audited and unaudited combined financial statements and notes thereto and other disclosure included in the Company’s Registration Statement on Form 10, as amended, filed with the Securities and Exchange Commission (the “SEC”) on January 7, 2019 and the unaudited combined financial statements and notes thereto and other disclosure included in the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2018 filed with the SEC on March 18, 2019.

The information contained in this Current Report on Form 8-K and Exhibit 99.1 hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.	Financial Statement and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Fox Corporation Supplemental Financial Data

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOX CORPORATION

By:	/s/ Viet Dinh
Name: Viet Dinh
Title: Chief Legal and Policy Officer

April 8, 2019